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                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use of this Amendment No. 1 to Registration Statement No. 333-5798 of AES China Generating Co. Ltd. on Form S-3 of our report dated January 25, 1996, appearing in the Prospectus, which is part of this Registration Statement.



     We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                            /s/  DELOITTE TOUCHE TOHMATSU
                                          --------------------------------------
                                                 Deloitte Touche Tohmatsu
                                                        Hong Kong



November 22, 1996